UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         ITEM 8.01. Other Events

Cleveland-Cliffs Australia Pty Limited (“Cliffs Australia”), a wholly owned subsidiary of Cleveland-Cliffs Inc, filed on January 21, 2005 with the Australian Securities and Investments Commission and the Australian Stock Exchange a Bidder’s Statement to shareholders of Portman Limited (“Portman”), whereby Cliffs Australia is offering to acquire all of Portman’s outstanding shares for A$3.40 per share in cash. The Bidder’s Statement, a copy of which is filed as Exhibit 99(a) to this Current Report on Form 8-K and incorporated herein by reference, sets out the details of the offer.

         ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number	Description
99(a)	Bidder’s Statement dated January 21, 2005, relating to Recommended Cash Offer by Cleveland-Cliffs Australia Pty Limited for Portman Limited

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

Dated:      January 26, 2005

EXHIBIT INDEX

Exhibit Number	Description
99(a)	Bidder’s Statement dated January 21, 2005, Relating to Recommended Cash Offer by Cleveland-Cliffs Australia Pty Limited for Portman Limited